STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Supplement dated August 11, 2017 to the Statement of Additional Information (“SAI”) dated April 30, 2017, as supplemented

Effective immediately, Dennis J. Santos has replaced Mike Cervi as a portfolio manager of the Fund. Accordingly, effective immediately, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Trust” beginning on page 62 of the SAI, the information regarding Mike Cervi is deleted in its entirety, and the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the Fund:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund

Dennis J. Santos†, 2	0 Other Registered Investment Companies with $0 in total assets managed.[1]	0 Other Pooled Investment Vehicles with $0 in total assets managed.[1]	0 Other Accounts with $0 in total assets managed.[1]	None

†	Information for Mr. Santos is provided as of June 30, 2017.
[1]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
[2]	The noted portfolio manager of the Small-Cap Equity Fund and/or Strategic Investment Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE